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                            PRUDENTIAL UTILITY FUND
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                        Supplement dated August 1, 2000
                       Prospectus dated February 1, 2000

The following replaces the information contained in the Prospectus under 'How the Fund is Managed--Investment Adviser.:

   Effective October, 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of The Prudential Investment Corporation, is the Fund's investment adviser. Jennison has served as an investment adviser to investment companies since 1990. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. Prudential Investments Fund Management LLC, the Fund's Manager, has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. The portfolio managers of the Fund, David A. Kiefer, CFA and Daniel J. Duane, CFA, remain unchanged; they will also be employed by Jennison.
MF105C2